SHARE-BASED COMPENSATION PLANS	12 Months Ended
Dec. 31, 2019
SHARE-BASED COMPENSATION PLANS
SHARE-BASED COMPENSATION PLANS

20          SHARE-BASED COMPENSATION PLANS

As indicated in Note 3(x), in March of each year, the Group grants its own shares to certain key employees. The awarded shares are liberated in the three following years for up to 33.3 percent of the shares granted in each of the three previous years. The Group assumes the payment of the related income tax on behalf of its employees, which depend on the country of residence and the annual compensation of the employee.

At December 31, 2019, 2018 and 2017, the Group has granted 116,594, 119,840 and 140,812 Credicorp shares, of which 246,931,  260,548 and 276,011 shares were not vested as of December 31, 2019, 2018 and 2017, respectively. During those years, the recorded expense amounted to approximately S/120.1 million, S/106.9 million and S/104.2 million, respectively , see Note 27.